UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

October 4, 2021

Date of Report (Date of earliest event reported)

QUALCOMM Incorporated

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-19528	95-3685934
(Commission File Number)	(IRS Employer Identification No.)

5775 Morehouse Drive, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

858-587-1121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	QCOM	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Merger Agreement

On October 4, 2021, QUALCOMM Incorporated (“Qualcomm”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with SSW HoldCo LP, a Delaware limited partnership (“SSW” and, together with Qualcomm, the “Acquiring Parties”), SSW Merger Sub Corp, a Delaware corporation and a direct, wholly owned Subsidiary of SSW (“Merger Sub”) and Veoneer, Inc., a Delaware corporation (“Veoneer”). Subject to and in accordance with the terms and conditions of the Merger Agreement, Merger Sub will be merged with and into Veoneer (the “Merger”), with Veoneer surviving the Merger as a direct, wholly owned subsidiary of SSW. Shortly after the consummation of the Merger, and pursuant to that certain Investment and Separation Matters Agreement (as defined below), Veoneer’s non-Arriver businesses (which are Tier-1 supplier businesses) will be extracted from Veoneer (the “Non-Arriver Extraction”) and thereafter the Arriver business will be sold to Qualcomm by way of a merger of Veoneer with and into a designated subsidiary of Qualcomm.

As a result of the Merger, except as otherwise provided in the Merger Agreement, each share of common stock, par value $1.00 per share, of Veoneer (“Veoneer Common Stock”) issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) will be converted into the right to receive $37.00 per share in cash, without interest and subject to any tax withholding required by applicable law (the “Merger Consideration”).

Pursuant to the Merger Agreement, at the Effective Time:

•	each Veoneer stock option (whether or not vested) that is outstanding immediately prior to the Effective Time will automatically vest (if unvested) and be cancelled and converted into the right to receive an amount in cash, without interest and subject to any tax withholding required by applicable law, equal to the product of (i) the excess, if any, of (A) the Merger Consideration over (B) the per-share exercise price for such Veoneer stock option multiplied by (ii) the total number of shares of Veoneer Common Stock underlying such Veoneer stock option, provided that if the exercise price per share of Veoneer Common Stock of such Veoneer stock option is equal to or greater than the Merger Consideration, such Veoneer stock option will be cancelled without any cash payment or other consideration being made in respect thereof;
•	each Veoneer time-based restricted stock unit that is outstanding immediately prior to the Effective Time will automatically vest (if unvested) and be cancelled and converted into the right to receive an amount in cash, without interest and subject to any tax withholding required by applicable law, equal to the product of (i) the total number of shares of Veoneer Common Stock underlying such Veoneer time-based restricted stock unit (including any shares of Veoneer Common Stock in respect of dividend equivalent units credited thereon) multiplied by (ii) the Merger Consideration;
•	each Veoneer performance-based restricted stock unit that is outstanding immediately prior to the Effective Time will automatically vest (if unvested) and be cancelled and converted into the right to receive an amount in cash, without interest and subject to any tax withholding required by applicable law, equal to the product of (i) the number of shares of Veoneer Common Stock underlying such Veoneer PSU (including any shares of Veoneer Common Stock in respect of dividend equivalent units credited thereon) determined based on the attainment of the applicable performance metrics at (x) the actual level of performance for any performance periods that have concluded prior to the date of the Merger Agreement, and (y) the greater of the target level of performance or actual level of performance measured through the date on which the closing of the Merger occurs (as determined by Veoneer’s Board of Directors), for any performance periods that would otherwise conclude following the date of the Merger Agreement, in each case, multiplied by (ii) the Merger Consideration;

If the Merger is consummated, the Veoneer Common Stock will be de-listed from the New York Stock Exchange and de-registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as soon as practicable following the Effective Time.

The parties intend that shortly after closing of the Merger, SSW will complete the sale of Veoneer’s Arriver business to Qualcomm and retain Veoneer’s other non-Arriver businesses (which are Tier-1 supplier businesses).

Conditions to the Merger and Closing

Completion of the Merger is subject to customary closing conditions, including (i) the adoption of the Merger Agreement by the holders of a majority of the outstanding shares of Veoneer Common Stock that are entitled to vote thereon at the Veoneer stockholder meeting, whether in person or by proxy (the “Requisite Stockholder Approval”), (ii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and the expiration of applicable waiting periods or clearance of the Merger, as applicable, under the antitrust and foreign investment laws of certain other jurisdictions, (iii) the absence of any law or order, issued by certain governmental authorities of competent jurisdiction, prohibiting the Merger, (iv) no Company Material Adverse Effect (as defined in the Merger Agreement) having occurred since the date of the Merger Agreement and (v) other customary closing conditions. Completion of the Merger is not subject to a financing condition nor the Acquiring Parties’ ability to implement Non-Arriver Extraction immediately following closing (unless an intentional and material breach by Veoneer of its Arriver/Non-Arriver Separation Planning (as defined in the Merger Agreement) cooperation covenant is the primary cause of such inability to implement the Non-Arriver Extraction at the time it otherwise would have been completed following the closing). The Merger Agreement also provides that Qualcomm and SSW will not be required to complete the merger prior to April 4, 2022 (6 months from the date of the Merger Agreement).

Termination and Fees

Either Veoneer or the Acquiring Parties may terminate the Merger Agreement in certain circumstances, including if (i) the Merger has not been consummated on or before July 4, 2022 (as may be extended in certain circumstances in accordance with the terms of the Merger Agreement to a date no later than April 4, 2023) (“Outside Date”), (ii) a governmental authority of competent jurisdiction has issued a final non-appealable law or order prohibiting the Merger or (iii) the Requisite Stockholder Approval is not obtained at the stockholders’ meeting duly convened therefor.

Veoneer may terminate the Merger Agreement, subject to and in accordance with the terms and conditions thereof, if (i) any of the Acquiring Parties or Merger Sub materially breaches, and does not cure, any representation or covenant that would cause any conditions to Veoneer’s obligation to consummate the Merger not to be satisfied, or (ii) prior to receipt of the Requisite Stockholder Approval, Veoneer’s Board of Directors has authorized Veoneer to enter into a definitive agreement with respect to a Superior Proposal (as defined in the Merger Agreement).

The Acquiring Parties may terminate the Merger Agreement, subject to and in accordance with the terms and conditions thereof, if (i) Veoneer materially breaches, and does not cure, any representation or covenant that would cause any conditions to the Acquiring Parties and Merger Sub’s obligation to consummate the Merger not to be satisfied, (ii) Veoneer’s Board of Directors has made an Adverse Recommendation Change (as defined in the Merger Agreement), which termination right will expire upon the Requisite Stockholder Approval having been obtained, or (iii) Veoneer has willfully breached, and does not cure, its obligations to comply with the non-solicitation provisions set out in the Merger Agreement and such breach has resulted in the receipt of a Competing Proposal (as defined in the Merger Agreement) by Veoneer.

Veoneer will be required to pay a termination fee of $110 million to the Acquiring Parties in certain circumstances, subject to and in accordance with the terms and conditions of the Merger Agreement. Similarly, the Acquiring Parties will be required to pay a reverse termination fee of $225 million to Veoneer in certain circumstances, subject to and in accordance with the terms and conditions of the Merger Agreement.

The Merger Agreement also provides that, in connection with the termination of the Merger Agreement in certain circumstances, Veoneer will be required to reimburse the Acquiring Parties for the $110 million termination fee that was paid by the Acquiring Parties to Magna International Inc. (“Magna”) in connection with the termination of the previously announced agreement and plan of merger, dated as of July 22, 2021, by and among Magna, 2486345 Delaware Corporation and Veoneer.

Financing

The Acquiring Parties represented to Veoneer that as of the date of the Merger Agreement they have access to, and at the Effective Time will have sufficient funds available to fund all amounts required to be paid by the Acquiring Parties and/or Merger Sub for the consummation of the transaction contemplated by the Merger Agreement.

Qualcomm will provide for a loan facility from Qualcomm (or a third party and guaranteed by Qualcomm) providing financing to the extent requested by the Company for the quarter commencing April 1, 2022 and each of the two subsequent quarters of $120 million per quarter (up to $360 million in the aggregate) which amounts may in certain circumstances be forgiven with an additional $120 million (for Q1 2023) to be provided if either party extends the final Outside Date to April 4, 2023.

Other Terms of the Merger Agreement

The Merger Agreement contains customary representations and warranties of the parties. Veoneer has also agreed to various covenants, including, among others, (i) to conduct its business in the ordinary course of business and comply with certain other operating covenants, (ii) to convene a meeting of its stockholders and use its reasonable efforts to solicit proxies in favor of the adoption of the Merger Agreement by Veoneer stockholders at such stockholder meeting, (iii) not to solicit alternative transactions to the Merger and (iv) to reasonably cooperate with the Acquiring Parties to separate Veoneer’s Arriver business from Veoneer’s Tier-1 supplier businesses, in each case, subject to and in accordance with the terms and conditions of the Merger Agreement. The Acquiring Parties have also agreed to certain covenants and agreements, including, among other things, to take certain actions that may be required in order to obtain required regulatory approvals with respect to the Merger, subject to certain limitations as provided in the Merger Agreement.

The foregoing description of the Merger Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties thereto, their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures made by the parties to the Merger Agreement.

Investment and Separation Matters Agreement

Concurrently with the execution of the Merger Agreement, Qualcomm, SSW and Merger Sub entered into an Investment and Separation Matters Agreement, dated October 4, 2021, (the “Investment and Separation Matters Agreement”), which sets forth, among other things, (i) the allocation of responsibility between the Acquiring Parties with respect to their obligations under the Merger Agreement and (ii) the terms and conditions pursuant to which the parties intend to separate the Arriver business from Veoneer’s Tier-1 supplier businesses.

The foregoing description of the Investment and Separation Matters Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Investment and Separation Matters Agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

The Investment and Separation Matters Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties thereto, their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Investment and Separation Matters Agreement were made only for purposes of the Investment and Separation Matters Agreement as of the specific dates therein, were solely for the benefit of the parties to the Investment and Separation Matters Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Investment and Separation Matters Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Investment and Separation Matters Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Investment and Separation Matters Agreement, which subsequent information may or may not be fully reflected in public disclosures made by the parties to the Investment and Separation Matters Agreement.

Item 7.01	Regulation FD Disclosure.

On October 4, 2021, Qualcomm, SSW and Veoneer issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is attached hereto as Exhibit 99.1.

The information under Item 7.01 in this Form 8-K and in Exhibit 99.1 shall be deemed “furnished” and not “filed” for the purpose of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document. The information under Item 7.01 in this Form 8-K shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description

2.1	Merger Agreement, dated as of October 4, 2021, by and between QUALCOMM Incorporated, SSW HoldCo LP, SSW Merger Sub Corp and Veoneer, Inc.*
10.1	Investment and Separation Matters Agreement, dated as of October 4, 2021, by and between QUALCOMM Incorporated, SSW HoldCo LP and Merger Sub Corp.*
99.1	Joint Press Release of QUALCOMM Incorporated, SSW HoldCo LP and Veoneer, Inc., dated October 4, 2021.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).
*	Exhibits omitted pursuant to item 601(b)(2) of Regulation S-K. Qualcomm agrees to furnish supplementally a copy of any omitted exhibit to the SEC upon request.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in connection with the proposed acquisition of Veoneer pursuant to a definitive Agreement and Plan of Merger (the “merger agreement”) between Veoneer, Qualcomm, SSW and SSW Merger Sub Corp, a Delaware corporation and a direct, wholly owned subsidiary of SSW. In connection with the proposed merger, Veoneer intends to file relevant materials with the United States Securities and Exchange Commission (SEC), including a proxy statement which will be mailed or otherwise disseminated to Veoneer’s stockholders. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY AMENDMENTS OR SUPPLEMENTS THERETO, AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VEONEER AND THE PROPOSED MERGER. Stockholders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about Veoneer or the proposed merger, once such documents are filed with the SEC, free of charge at the SEC’s website at www.sec.gov, or from Veoneer at https://www.veoneer.com/en/investors or by directing a request to Veoneer’s Investor Relations Department at thomas.jonsson@veoneer.com.

Participants in the Solicitation

Veoneer, Qualcomm and SSW and certain of their respective directors and executive officers may be deemed to be “participants” in the solicitation of proxies from Veoneer’s stockholders in connection with the Merger. Information about Veoneer’s directors and executive officers and their direct or indirect interests in Veoneer, by security holdings or otherwise, is set forth in Veoneer’s proxy statement on Schedule 14A for its 2021 annual meeting of stockholders filed with the SEC on March 29, 2021. To the extent holdings of Veoneer’s securities by such participants (or the identity of such participants) have changed, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 subsequently filed with the SEC. Information about Qualcomm’s directors and executive officers is set forth in Qualcomm’s proxy statement on Schedule 14A for its 2021 annual meeting of stockholders filed with the SEC on January 21, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement filed with the SEC regarding the proposed Merger, if and when it becomes available.

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Qualcomm ForwardLooking Statements

Any statements contained in this document that are not historical facts are forward-looking statements as defined in the U.S. Private Securities Litigation Reform Act of 1995. Words such as “anticipate”, “believe”, “estimate”, “expect”, “forecast”, “intend”, “may”, “plan”, “project”, “predict”, “should” and “‘will” and similar expressions as they relate to Qualcomm, SSW, Merger Sub or Veoneer are intended to identify such forward-looking statements. These forward-looking statements involve risks and uncertainties concerning the approval of the transaction by Veoneer’s stockholders, the parties’ ability to close the proposed transaction, the expected closing date of the transaction, the anticipated benefits and synergies of the transaction, anticipated future combined businesses, operations, products and services, and liquidity, debt repayment and capital return expectations. Actual events or results may differ materially from those described in this document due to a number of important factors. These factors include, among others, the outcome of regulatory reviews of the proposed transaction; the ability of the parties to complete the transaction; the ability of SSW and Qualcomm to successfully complete the sale of Veoneer’s Arriver business to Qualcomm and retain Veoneer’s other businesses (which are Tier-1 supplier businesses); SSW’s and Qualcomm’s ability to integrate Veoneer’s businesses, assets, operations, sales and distribution channels, business and financial systems and infrastructures, research and development, technologies, products, services and employees; the ability of the parties to retain their customers and suppliers; the ability of the parties to minimize the diversion of their managements’ attention from ongoing business matters; and other risks detailed in Qualcomm’s and Veoneer’s filings with the SEC, including those discussed in Qualcomm’s most recent Annual Report on Form 10-K and in any subsequent periodic reports on Form 10-Q and Form 8-K and Veoneer’s most recent Annual Report on Form 10-K and in any subsequent periodic reports on Form 10-Q and Form 8-K, each of which is on file with the SEC and available at the SEC’s website at www.sec.gov. SEC filings for Qualcomm are also available in the Investor Relations section of Qualcomm’s website at www.qualcomm.com, and SEC filings for Veoneer are available in the Investor Relations section of Veoneer’s website at https://www.veoneer.com/en/investors. Qualcomm is not obligated to update these forward-looking statements to reflect events or circumstances after the date of this document. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.

Veoneer Forward-Looking Statements

This document may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the merger. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. The reader is cautioned not to rely on these forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed merger or to make any filing or take other action required to consummate such merger in a timely matter or at all. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Risks and uncertainties include, but are not limited to: (i) the merger may involve unexpected costs, liabilities or delays; (ii) the failure to satisfy the conditions to the consummation of the transaction, including approval of the merger by Veoneer’s stockholders and the receipt of certain governmental and regulatory approvals on the terms or at the timing expected; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (iv) operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected; (v) risks related to diverting management attention from ongoing business operations; (vi) the business of Veoneer may suffer as a result of uncertainty surrounding the merger or the potential adverse changes to business relationships resulting from the proposed merger; and (vii) the outcome of any legal proceedings that may be instituted against Veoneer or Qualcomm related to the merger agreement or the transaction contemplated thereby. The foregoing list of factors is not exhaustive. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Veoneer’s financial condition, results of operations, credit rating or liquidity.

You should carefully consider the foregoing factors and the other risks and uncertainties relating to Veoneer described in Veoneer’s Annual Report on Form 10-K for the most recently completed fiscal year, and other reports and documents filed by Veoneer from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these filings are available online at www.sec.gov. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Veoneer assumes no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Veoneer does not give any assurance that it will achieve its expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 4, 2021

QUALCOMM INCORPORATED

By:	/s/ Akash Palkhiwala
Akash Palkhiwala
Chief Financial Officer